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                                                                   Exhibit 99(a)





                                FORM OF PROXY OF

                            THE CIVISTA CORPORATION



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                               REVOCABLE PROXY
                    THE CIVISTA CORPORATION, CANTON, OHIO
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard G. Gilbert, Donald M. Stein and F. Stuart Wilkins, and each of them with full power of substitution, to vote the shares of the undersigned at the Special Meeting of Stockholders of The CIVISTA Corporation, to be held on December 15, 1994, at 10:00 A.M. (local time), and any adjournments thereof, upon the following:

      THE BOARD OF DIRECTORS RECOMMENDS VOTES BE CAST FOR THE PROPOSAL.
                                                      ---
           (1) PROPOSAL TO ADOPT THE AGREEMENT OF AFFILIATION AND
                                PLAN OF MERGER

                __ FOR          __ AGAINST          __ ABSTAIN




                 (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

________________________________________________________________________________

                         (CONTINUED FROM OTHER SIDE)

The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ADOPT THE AGREEMENT OF AFFILIATION AND PLAN OF MERGER.

                                Date_____________________________, 19______

                                ___________________________________________
                                    Signature

                                ___________________________________________
                                    Signature if held jointly

PLEASE MARK, SIGN, DATE,          Note: Please sign in accordance with the
AND RETURN THE PROXY              ownership registration shown above.  If held
CARD PROMPTLY USING               jointly, each owner should sign;  others
THE ENCLOSED ENVELOPE             signing in a representative capacity should
                                  indicate the capacity in which they sign.